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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-72633, 333-35042 and 333-35040) and Form S-3
(No. 333-60890) of PurchaseSoft, Inc. of our report dated July 3, 2001, except as to Note 10, which is as of July 18, 2001, relating to the financial statements, which appears in this Current Report on Form 8-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 31, 2001